SCHEDULE 14A INFORMATION

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                                      1934
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                                  Pfizer, Inc.
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


                              Pharmacia Corporation
             -----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notes:

To:        Pharmacia Operations Committee
From:      Tim Cost
Date:      July 15, 2002
Re:        Schedule of events


Dear Colleagues:

At 6 a.m. EDT today, Monday, July 15, 2002, Pfizer, Inc. will issue a news release indicating its intention to acquire Pharmacia. Following is the schedule of events for today:

--------------------------------------------------------------------------------
TIME                              EVENTS
--------------------------------------------------------------------------------
5:30 a.m. EDT                     o Pharmacia's Operations Committee is alerted
                                    to the acquisition, and receives advance
                                    copies of communication materials.
--------------------------------------------------------------------------------
6:00 a.m. EDT                     o News release is issued by Pfizer
                                  o News release is issued by Pharmacia
                                    regarding earnings guidance and Monsanto
                                    spin-off
--------------------------------------------------------------------------------
6:00 - 7:00 a.m. EDT              o A message is sent via email from Fred Hassan
                                    to the Global Leadership Team with a link to
                                    communications materials available online at
                                    the Leadership Toolbox.
                                  o A message from Fred Hassan to all Pharmacia
                                    employees in "Talking About Our Business" is
                                    posted to the Pharmacia home page and
                                    emailed to all employees.
                                  o A voice mail message from Fred Hassan is
                                    sent to every U.S.-based Pharmacia employee.
                                  o Article in Pharmacia Today invites all
                                    employees to attend global town meeting
                                    hosted by Fred Hassan at 4 PM EDT.
--------------------------------------------------------------------------------
Morning                           o Fred Hassan and Hank McKinnell, CEO of
                                    Pfizer, meet the media:
                                  o McKinnell appears on CNBC
                                  o Hassan and McKinnell meet with the Financial
                                    Times
                                  o They conduct a teleconference with investors
                                    and analysts at 11:00 am
                                  o They participate in interviews with The Wall
                                    Street Journal, The New York Times,
                                    Associated Press and The Newark. Star Ledger
--------------------------------------------------------------------------------
4:00 p.m. EDT                     o Fred Hassan hosts a global town meeting for
                                    all Pharmacia employees, broadcast from the
                                    Peapack, NJ cafeteria.
                                  o Employees in Kalamazoo, Skokie, St. Louis
                                    and Sugen will participate via
                                    videoconference.
                                  o Due to logistical and time zone issues,
                                    employees outside the U.S. will be able to
                                    participate in groups via audio webcast or
                                    audio telephone link.
                                  o The event will then be re-broadcast on
                                    demand via videoconference and audio link
                                    immediately after the meeting.
                                  o Videotapes of the event will also be
                                    available afterwards.
--------------------------------------------------------------------------------

Please take the lead in communicating these changes with your people, utilizing the materials now available on the Leadership Toolbox. In addition, I encourage each of you to participate in the global town meeting today at 4 p.m. EDT, and ask that you encourage your people to do the same.

If I can provide assistance to you during this time, please do not hesitate to contact me, or any member of the Corporate Affairs leadership team.

Regards,

Tim

                           FORWARD-LOOKING INFORMATION

Certain statements contained in this document are "forward-looking statements" provided under the "safe harbor" protection of the Private Securities Litigation Reform Act of 1995. These statements are made to enable a better understanding of the Company's business, but because these forward-looking statements are subject to many risks, uncertainties, future developments and changes over time, actual results may differ materially from those expressed or implied by such forward-looking statements. Examples of forward-looking statements are statements about anticipated financial or operating results, financial projections, business prospects, future product performance, future research and development results, anticipated regulatory filings and approvals, and other matters that are not historical facts. Such statements often include words such as: "believes", "expects", "anticipates", "intends", "plans", "estimates", or similar expressions.

These forward-looking statements are based on the information that was currently available to the Company, and the expectations and assumptions that were deemed reasonable by the Company, at the time when the statements were made. The Company does not undertake any obligation to update any forward-looking statements in this Report or in any other communications of the Company, whether as a result of new information, future events, changed assumptions or otherwise, and all such forward-looking statements should be read as of the time when the statements were made, and with the recognition that these forward-looking statements may not be complete or accurate at a later date.

Many factors may cause or contribute to actual results or events being materially different from those expressed or implied by such forward-looking statements. Although it is not possible to predict or identify all such factors, they may include the following: competition for our products; pharmaceutical pricing, price constraints and other restrictions on the marketing of products imposed by governmental agencies or by managed care groups, institutions and other purchasing agencies; product discovery and approval; product recalls or withdrawals; manufacturing quality issues with respect to our products; compliance with Current Good Manufacturing Practices and other applicable regulations and quality assurance guidelines; the company's ability to secure and defend its intellectual property rights; product liability claims, antitrust litigation, environmental concerns, and commercial disputes; social, legal, political and governmental developments; changes in foreign currency exchange rates or in general economic or business conditions including inflation and interest rates; acquisitions, divestitures, mergers, restructurings or strategic initiatives that change the Company's structure; business combinations among the Company's competitors and major customers; changes to accounting standards or GAAP.

Readers are also urged to carefully review and consider the various disclosures in Pharmacia's various SEC filings, including but not limited to Pharmacia's Annual Report on Form 10-K for the year ended December 31, 2001, and Pharmacia's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2002.

This release may be deemed to be solicitation material in respect of Pfizer's proposed merger with Pharmacia. Pfizer will be filing a registration statement on Form S-4, containing a joint proxy statement/prospectus for Pfizer and Pharmacia, and other documents with the Securities and Exchange Commission ("SEC"). INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT CONTAINING THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to receive the registration statement containing the joint proxy statement/prospectus and other documents free of charge at the SEC's web site, www.sec.gov or from Pharmacia Investor Relations at 100 Route 206 North, Peapack, New Jersey 07977. Pharmacia and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the interests of Pharmacia's directors and executive officers in the proposed merger will be included in the final joint proxy statement/prospectus.